SUPPLEMENT DATED DECEMBER 7, 2009
TO

PROSPECTUSES DATED MAY 21, 2007
FOR MFS REGATTA NY, MFS REGATTA GOLD NY, AND FUTURITY NY

PROSPECTUS DATED MAY 1, 2003
FOR FUTURITY ACCOLADE NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

On November 23, 2009, shareholders approved the merger of the following portfolio of the MFS Variable Insurance Trust II after the close of business on December 4, 2009:

MFS Capital Appreciation Portfolio	merged with and into	MFS Massachusetts Investors Growth Stock Portfolio

MFS Capital Appreciation Portfolio is no longer available for investment and all references to the portfolio are hereby deleted from each of the prospectuses listed above.

Please retain this supplement with your Prospectus for future reference.

MFS Capital Appreciation (NY) 10/09